Washington Real Estate Investment Trust
Second Quarter 2014

Supplemental Operating and Financial Data
Contact:	6110 Executive Boulevard
William T. Camp	Suite 800
Executive Vice President and	Rockville, MD 20852
Chief Financial Officer	(301) 984-9400
E-mail: bcamp@writ.com	(301) 984-9610 fax

Company Background and Highlights
Second Quarter 2014

Washington Real Estate Investment Trust ("Washington REIT") is a self-administered, self-managed, equity real estate investment trust investing in income-producing properties in the greater Washington metro region. Washington REIT has a diversified portfolio with investments in office, retail, and multifamily properties and land for development.

In the second quarter, Washington REIT acquired 1775 Eye Street, NW, a 185,000 square foot office building located in Washington's Central Business District, for $104.5 million. Originally built in 1964, 1775 Eye Street is an eleven-story building with a two-level parking garage located at the intersection of 18th and Eye Street, in Northwest DC. The property is currently undergoing its second renovation, which includes a new modernized lobby, common areas, and fitness facility. 1775 Eye Street was originally renovated in 1997 when the owner replaced the facade, storefronts and all of the building systems. 1775 Eye Street is directly across from Farragut West (Blue and Orange Lines) and two blocks from Farragut North (Red Line) Metro Stations.

During the quarter, Washington REIT announced the election of Mr. Benjamin S. Butcher, an additional independent member, to the Board of Trustees. Mr. Butcher currently serves as the Chief Executive Officer, President and Chairman of the Board of Directors of STAG Industrial, Inc. (NYSE: STAG), a publicly traded real estate company focused on acquisition, ownership and management of single tenant industrial properties throughout the United States since its inception in 2011. Mr. Butcher joined the Washington REIT's Board of Trustees effective July 1, 2014.

Washington REIT signed commercial leases totaling 221,889 square feet, including 101,558 square feet of new leases and 120,331 square feet of renewal leases. New leases had an average rental rate increase of 9.0% over expiring lease rates on a GAAP basis and an average lease term of 7.1 years. Commercial tenant improvement costs were $38.86 per square foot and leasing commissions and incentives were $17.84 per square foot for new leases. Renewal leases had an average rental rate increase of 7.3% over expiring lease rates on a GAAP basis and an average lease term of 4.8 years. Commercial tenant improvement costs were $15.76 per square foot and leasing commissions and incentives were $12.84 per square foot for renewal leases.

As of June 30, 2014, Washington REIT owned a diversified portfolio of 54 properties totaling approximately 7 million square feet of commercial space and 2,890 residential units, and land held for development. These 54 properties consist of 25 office properties, 16 retail centers and 13 multifamily properties. Washington REIT shares are publicly traded on the New York Stock Exchange (NYSE: WRE).

Company Background and Highlights
Second Quarter 2014

Net Operating Income Contribution by Sector - Second Quarter 2014

Retail
24.6%
(2.4 million sq ft)
Multifamily
19.6%
(2,890 units)
Office
55.8%
(4.8 million sq ft)
Harris Teeter
Open 24 Hours

Certain statements in our earnings release and on our conference call are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, the potential for federal government budget reductions, changes in general and local economic and real estate market conditions, the timing and pricing of lease transactions, the availability and cost of capital, fluctuations in interest rates, tenants' financial conditions, levels of competition, the effect of government regulation, the impact of newly adopted accounting principles, and other risks and uncertainties detailed from time to time in our filings with the SEC, including our 2013 Form 10-K and subsequent Quarterly Reports on Form 10-Q. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Consolidated Statements of Operations (In thousands, except per share data) (Unaudited)

Three Months Ended
OPERATING RESULTS	6/30/2014	3/31/2014	12/31/2013	9/30/2013	6/30/2013
Real estate rental revenue	$72,254	$68,611	$66,721	$65,828	$65,915
Real estate expenses	(25,528)	(26,342)	(23,826)	(23,243)	(23,670)
46,726	42,269	42,895	42,585	42,245
Real estate depreciation and amortization	(24,401)	(22,753)	(22,412)	(21,168)	(21,037)
Income from real estate	22,325	19,516	20,483	21,417	21,208
Interest expense	(14,985)	(14,530)	(15,629)	(15,930)	(15,824)
Other income	219	223	221	220	246
Acquisition costs	(1,933)	(3,045)	(817)	(148)	(87)
Gain on sale of real estate	570	—	—	—	—
Loss on extinguishment of debt	—	—	(2,737)	—	—
General and administrative	(4,828)	(4,429)	(5,818)	(3,850)	(4,005)
Income (loss) from continuing operations	1,368	(2,265)	(4,297)	1,709	1,538
Discontinued operations:
Income from operations of properties sold or held for sale	—	546	4,256	4,131	3,725
(Loss) gain on sale of real estate	(288)	106,273	18,949	—	—
(Loss) income from discontinued operations	(288)	106,819	23,205	4,131	3,725

Net income	1,080	104,554	18,908	5,840	5,263
Less: Net loss from noncontrolling interests	7	—	—	—	—
Net income attributable to the controlling interests	$1,087	$104,554	$18,908	$5,840	$5,263
Per Share Data:
Net income	$0.02	$1.56	$0.28	$0.09	$0.08
Fully diluted weighted average shares outstanding	66,761	66,701	66,591	66,561	66,556
Percentage of Revenues:
Real estate expenses	35.3%	38.4%	35.7%	35.3%	35.9%
General and administrative	6.7%	6.5%	8.7%	5.8%	6.1%
Ratios:
Adjusted EBITDA / Interest expense	2.7	x	2.5	x	2.6	x	2.9	x	2.9	x
Income from continuing operations/Total real estate revenue	1.9%	(3.3)%	(6.4)%	2.6%	2.3%
Net income /Total real estate revenue	1.5%	152.4%	28.3%	8.9%	8.0%
Note: Certain prior quarter amounts have been reclassified to conform to the current quarter presentation.

Medical Office Portfolio (In thousands) (Unaudited)

	Three Months Ended
Income from Medical Office Portfolio (1):	6/30/2014	3/31/2014	12/31/2013	9/30/2013	6/30/2013
Real estate rental revenue	$—	$892	$8,651	$12,073	$12,357
Real estate expenses	—	(346)	(4,184)	(4,398)	(3,759)
	—	546	4,467	7,675	8,598
Real estate depreciation and amortization	—	—	—	(3,215)	(4,545)
Interest expense	—	—	(211)	(329)	(328)
Income from operations of Medical Office Portfolio (1)	—	546	4,256	4,131	3,725
(Loss) gain on sale of real estate	(288)	106,273	18,949	—	—
Income from discontinued operations	$(288)	$106,819	$23,205	$4,131	$3,725

	As of
Investment in Medical Office Portfolio (1):	6/30/2014	3/31/2014	12/31/2013	9/30/2013	6/30/2013
Office	$—	$—	$—	$55,049	$54,902
Medical Office	—	—	125,967	409,486	409,040
Total	—	—	125,967	464,535	463,942
Less accumulated depreciation	—	—	(46,066)	(118,378)	(115,796)
Investment in real estate sold or held for sale, net	$—	$—	$79,901	$346,157	$348,146

Mortgage notes payable secured by Medical Office Portfolio (1)	$—	$—	$—	$23,467	$23,627

(1) Medical Office Portfolio:
Office - Woodholme Center and 6565 Arlington Boulevard
Medical Office - 2440 M Street, 15001 Shady Grove Road, 15505 Shady Grove Road, 19500 at Riverside Park (formerly Lansdowne Medical Office Building), 9707 Medical Center Drive, CentreMed I and II, 8301 Arlington Boulevard, Sterling Medical Office Building, Shady Grove Medical Village II, Alexandria Professional Center, Ashburn Farm Office Park I, II and III, Woodholme Medical Office Building, Woodburn Medical Park I and II, and Prosperity Medical Center I, II and III

Washington REIT entered into four separate contracts with a single buyer to sell all of the held for sale properties (collectively, the "Medical Office Portfolio") for a combined sales price of $500.8 million. The first two separate sale transactions of its medical office portfolio closed on November 21 and November 22, 2013 for an aggregate sales price of $307.2 million. The second two sales transactions closed on January 21, 2014 for an aggregate sales price of $193.6 million.

Consolidated Balance Sheets (In thousands) (Unaudited)

	6/30/2014		3/31/2014		12/31/2013		9/30/2013		6/30/2013
Assets
Land	$519,859		$472,056		$426,575		$418,008		$418,008
Income producing property	1,853,982		1,784,850		1,675,652		1,624,617		1,608,939
	2,373,841		2,256,906		2,102,227		2,042,625		2,026,947
Accumulated depreciation and amortization	(600,171)		(581,644)		(565,342)		(548,549)		(531,197)
Net income producing property	1,773,670		1,675,262		1,536,885		1,494,076		1,495,750
Development in progress, including land held for development	83,970		68,963		61,315		55,580		51,397
Total real estate held for investment, net	1,857,640		1,744,225		1,598,200		1,549,656		1,547,147
Investment in real estate held for sale, net	—		—		79,901		346,157		348,146
Cash and cash equivalents	23,009		62,080		130,343		7,923		5,919
Restricted cash	11,369		107,039		9,189		7,547		10,254
Rents and other receivables, net of allowance for doubtful accounts	55,583		52,736		48,756		48,619		49,436
Prepaid expenses and other assets	112,548		109,092		105,004		110,116		101,829
Other assets related to properties sold or held for sale	—		—		4,100		18,337		18,011
Total assets	$2,060,149		$2,075,172		$1,975,493		$2,088,355		$2,080,742
Liabilities
Notes payable	$746,956		$746,830		$846,703		$846,576		$846,450
Mortgage notes payable	406,975		404,359		294,671		290,838		288,584
Lines of credit	—		—		—		85,000		75,000
Accounts payable and other liabilities	59,719		56,804		51,742		57,116		48,836
Advance rents	13,172		14,688		13,529		11,749		12,382
Tenant security deposits	8,686		8,402		7,869		7,639		7,559
Liabilities related to properties sold or held for sale	—		—		1,533		31,275		30,703
Total liabilities	1,235,508		1,231,083		1,216,047		1,330,193		1,309,514
Equity
Preferred shares; $0.01 par value; 10,000 shares authorized	—		—		—		—		—
Shares of beneficial interest, $0.01 par value; 100,000 shares authorized	666		666		665		665		665
Additional paid-in capital	1,152,647		1,151,353		1,151,174		1,148,837		1,147,710
Distributions in excess of net income	(331,373)		(312,417)		(396,880)		(395,816)		(381,623)
Total shareholders' equity	821,940		839,602		754,959		753,686		766,752
Noncontrolling interests in subsidiaries	2,701		4,487		4,487		4,476		4,476
Total equity	824,641		844,089		759,446		758,162		771,228
Total liabilities and equity	$2,060,149		$2,075,172		$1,975,493		$2,088,355		$2,080,742
Total Debt / Total Market Capitalization	0.40	:1	0.42	:1	0.42	:1	0.43	:1	0.41	:1

Funds from Operations (In thousands, except per share data) (Unaudited)

	Three Months Ended
	6/30/2014	3/31/2014	12/31/2013	9/30/2013	6/30/2013
Funds from operations(1)
Net income	$1,087	$104,554	$18,908	$5,840	$5,263
Real estate depreciation and amortization	24,401	22,753	22,412	21,168	21,037
Gain on sale of real estate (classified as continuing operations)	(570)	—	—	—	—
Discontinued operations:
Loss (gain) on sale of real estate	288	(106,273)	(18,949)	—	—
Real estate depreciation and amortization	—	—	—	3,215	4,545
Funds from operations (FFO)	25,206	21,034	22,371	30,223	30,845
Loss on extinguishment of debt	—	—	2,737	—	—
Real estate impairment	—	—	92	—	—
Severance expense	576	48	2,157	250	266
Acquisition costs	1,933	3,045	817	148	87
Core FFO (1)	$27,715	$24,127	$28,174	$30,621	$31,198

Allocation to participating securities(2)	(17)	(295)	(44)	(109)	(142)

FFO per share - basic	$0.38	$0.31	$0.34	$0.45	$0.46
FFO per share - fully diluted	$0.38	$0.31	$0.34	$0.45	$0.46
Core FFO per share - fully diluted	$0.41	$0.36	$0.42	$0.46	$0.47

Common dividend per share	$0.30	$0.30	$0.30	$0.30	$0.30

Average shares - basic	66,732	66,701	66,591	66,410	66,405
Average shares - fully diluted (for FFO and FAD)	66,761	66,750	66,634	66,561	66,556
(1) See "Supplemental Definitions" on page 31 of this supplemental for the definitions of FFO and Core FFO.
(2) Adjustment to the numerators for FFO and Core FFO per share calculations when applying the two-class method for calculating EPS.

Funds Available for Distribution (In thousands, except per share data) (Unaudited)

	Three Months Ended
	6/30/2014	3/31/2014	12/31/2013	9/30/2013	6/30/2013
Funds available for distribution(1)
FFO	$25,206	$21,034	$22,371	$30,223	$30,845
Non-cash loss on extinguishment of debt	—	—	88	—	—
Tenant improvements	(7,970)	(4,899)	(7,717)	(3,957)	(5,918)
Leasing commissions and incentives	(3,363)	(1,640)	(6,083)	(3,746)	(2,342)
Recurring capital improvements	(1,610)	(888)	(1,953)	(1,917)	(2,311)
Straight-line rent, net	(723)	(353)	(353)	(578)	(483)
Non-cash fair value interest expense	30	195	256	255	255
Non-real estate depreciation and amortization	904	872	906	939	933
Amortization of lease intangibles, net	677	239	219	129	86
Amortization and expensing of restricted share and unit compensation	1,429	1,041	2,623	1,215	1,355
Real estate impairment	—	—	92	—	—
Funds available for distribution (FAD)	14,580	15,601	10,449	22,563	22,420
Cash loss on extinguishment of debt	—	—	2,649	—	—
Non-share-based severance expense	517	48	1,537	—	—
Acquisition costs	1,933	3,045	817	148	87
Core FAD (1)	$17,030	$18,694	$15,452	$22,711	$22,507

Allocation to participating securities(2)	(17)	(295)	(44)	(109)	(142)

FAD per share - basic	$0.22	$0.23	$0.16	$0.34	$0.34
FAD per share - fully diluted	$0.22	$0.23	$0.16	$0.34	$0.33
Core FAD per share - fully diluted	$0.25	$0.28	$0.23	$0.34	$0.34

Common dividend per share	$0.30	$0.30	$0.30	$0.30	$0.30

Average shares - basic	66,732	66,701	66,591	66,410	66,405
Average shares - fully diluted (for FFO and FAD)	66,761	66,750	66,634	66,561	66,556
(1)  See "Supplemental Definitions" on page 31 of this supplemental for the definitions of FAD and Core FAD.
(2)  Adjustment to the numerators for FAD and Core FAD per share calculations when applying the two-class method for calculating EPS.

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) (In thousands) (Unaudited)

	Three Months Ended
	6/30/2014	3/31/2014	12/31/2013	9/30/2013	6/30/2013
Adjusted EBITDA (1)

Net income	$1,087	$104,554	$18,908	$5,840	$5,263
Add:
Interest expense, including discontinued operations	14,985	14,530	15,840	16,259	16,152
Real estate depreciation and amortization, including discontinued operations	24,401	22,753	22,412	24,383	25,582
Income tax expense	71	—	(25)	6	24
Real estate impairment	—	—	92	—	—
Non-real estate depreciation	180	193	196	203	215
Less:
Net gain on sale of real estate	(282)	(106,273)	(18,949)	—	—
Loss on extinguishment of debt	—	—	2,737	—	—
Adjusted EBITDA	$40,442	$35,757	$41,211	$46,691	$47,236

(1) Adjusted EBITDA is earnings before interest expense, taxes, depreciation, amortization, gain on sale of real estate, real estate impairment, gain/loss on extinguishment of debt and gain from non-disposal activities. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, the cost of debt or non-operating gains and losses. Adjusted EBITDA is a non-GAAP measure.

Long Term Debt Analysis ($'s in thousands)

	6/30/2014	3/31/2014	12/31/2013	9/30/2013	6/30/2013
Balances Outstanding

Secured (1)
Conventional fixed rate	$406,975	$404,359	$294,671	$314,305	$312,211
Unsecured
Fixed rate bonds and notes	746,956	746,830	846,703	846,576	846,450
Credit facility	—	—	—	85,000	75,000
Unsecured total	746,956	746,830	846,703	931,576	921,450
Total	$1,153,931	$1,151,189	$1,141,374	$1,245,881	$1,233,661

Average Interest Rates

Secured
Conventional fixed rate	5.3%	5.4%	6.1%	6.1%	6.1%
Unsecured
Fixed rate bonds	4.9%	4.9%	4.9%	4.9%	4.9%
Credit facilities	—%	—%	—%	1.4%	1.4%
Unsecured total	4.9%	4.9%	4.9%	4.6%	4.6%
Average	5.0%	5.0%	5.2%	5.0%	5.0%

Note: The current balances outstanding of the secured and unsecured fixed rate bonds and notes are shown net of discounts/premiums in the amount of $4.0 million and $3.0 million, respectively.

(1) For periods prior to December 31, 2013, the secured balances outstanding include mortgage notes payable which have been reclassified to 'Liabilities related to properties sold or held for sale' on the consolidated balance sheets. These mortgage notes payable, secured by Woodholme Medical Center, Ashburn Farm Office Park I, Ashburn Farm Office Park III, were repaid in November 2013. See Medical Office Portfolio Supplemental page 5 for detail by quarter.

Long Term Debt Maturities (in thousands, except average interest rates)
, except per share data)

	Future Maturities of Debt
Year	Secured Debt	Unsecured Debt	Credit Facilities	Total Debt	Avg Interest Rate
2014	$—	$—	$—	$—
2015	—	150,000	—	150,000	5.4%
2016	145,810	—	—	145,810	5.4%
2017	150,903	—	—	150,903	5.9%
2018	—	—	—	—
2019	31,280	—	—	31,280	5.4%
2020	—	250,000	—	250,000	5.1%
2021	—	—	—	—
2022	44,517	300,000	—	344,517	4.0%
2023	—	—	—	—
2024	—	—	—	—
Thereafter	—	50,000	—	50,000	7.4%
Scheduled principal payments	$372,510	$750,000	$—	$1,122,510	5.1%
Scheduled amortization payments	30,505	—	—	30,505	4.7%
Net discounts/premiums	3,960	(3,044)	—	916
Total maturities	$406,975	$746,956	$—	$1,153,931	5.0%
Weighted average maturity =5.5 years

Debt Covenant Compliance

	Unsecured Notes Payable		Unsecured Line of Credit #1 ($100.0 million)		Unsecured Line of Credit #2 ($400.0 million)
	Quarter Ended June 30, 2014	Covenant	Quarter Ended June 30, 2014	Covenant	Quarter Ended June 30, 2014	Covenant
% of Total Indebtedness to Total Assets(1)	42.6%	≤ 65.0%	N/A	N/A	N/A	N/A
Ratio of Income Available for Debt Service to Annual Debt Service	2.9	≥ 1.5	N/A	N/A	N/A	N/A
% of Secured Indebtedness to Total Assets(1)	15.0%	≤ 40.0%	N/A	N/A	N/A	N/A
Ratio of Total Unencumbered Assets(2) to Total Unsecured Indebtedness	2.8	≥ 1.5	N/A	N/A	N/A	N/A
Tangible Net Worth(3)	N/A	N/A	$868.0 million	≥ $673.4 million	$869.2 million	≥ $671.9 million
% of Total Liabilities to Gross Asset Value(5)	N/A	N/A	50.2%	≤ 60.0%	50.2%	≤ 60.0%
% of Secured Indebtedness to Gross Asset Value(5)	N/A	N/A	16.5%	≤ 35.0%	16.5%	≤ 35.0%
Ratio of EBITDA(4) to Fixed Charges(6)	N/A	N/A	2.56	≥ 1.50	2.56	≥ 1.50
Ratio of Unencumbered Pool Value(7) to Unsecured Indebtedness	N/A	N/A	2.58	≥ 1.67	2.58	≥ 1.67
Ratio of Unencumbered Net Operating Income to Unsecured Interest Expense	N/A	N/A	3.51	≥ 2.00	3.51	≥ 2.00
Ratio of Investments(8) to Gross Asset Value(5)	N/A	N/A	5.1%	≤ 15.0%	5.1%	≤ 15.0%

(1) Total Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(2) Total Unencumbered Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from unencumbered properties from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(3) Tangible Net Worth is defined as shareholders equity less accumulated depreciation at the commitment start date plus current accumulated depreciation.
(4) EBITDA is defined in our debt covenants as earnings before minority interests, depreciation, amortization, interest expense, income tax expense, and extraordinary and nonrecurring gains and losses.

(5) Gross Asset Value is calculated by applying a capitalization rate to the annualized EBITDA(4) from the most recently ended quarter, excluding EBITDA from disposed properties and current quarter acquisitions. To this amount, the purchase price of current quarter acquisitions, cash and cash equivalents and development in progress is added.

(6) Fixed Charges consist of interest expense, principal payments, ground lease payments and replacement reserve payments.
(7) Unencumbered Pool Value is calculated by applying a capitalization rate of 7.50% to the net operating income from unencumbered properties owned for the entire quarter. To this we add the purchase price of unencumbered acquisitions during the current quarter.

(8) Investments is defined as development in progress, including land held for development, plus budgeted development costs upon commencement of construction, if any.

Capital Analysis (In thousands, except per share amounts)

	6/30/2014		3/31/2014		12/31/2013		9/30/2013		6/30/2013
Market Data

Shares Outstanding	66,636		66,630		66,531		66,500		66,500
Market Price per Share	$25.98		$23.88		$23.36		$25.27		$26.91
Equity Market Capitalization	$1,731,203		$1,591,124		$1,554,164		$1,680,455		$1,789,515

Total Debt	$1,153,931		$1,151,189		$1,141,374		$1,245,881		$1,233,661
Total Market Capitalization	$2,885,134		$2,742,313		$2,695,538		$2,926,336		$3,023,176

Total Debt to Market Capitalization	0.40	:1	0.42	:1	0.42	:1	0.43	:1	0.41	:1

Earnings to Fixed Charges(1)	1.1x		0.8x		0.7x		1.1x		1.1x
Debt Service Coverage Ratio(2)	2.5x		2.3x		2.5x		2.7x		2.8x

Dividend Data

Total Dividends Paid	$20,042		$20,092		$19,972		$20,033		$20,065
Common Dividend per Share	$0.30		$0.30		$0.30		$0.30		$0.30
Payout Ratio (Core FFO per share basis)	73.2%		83.3%		71.4%		65.2%		63.8%
Payout Ratio (Core FAD per share basis)	120.0%		107.1%		130.4%		88.2%		88.2%
Payout Ratio (FAD per share basis)	136.4%		130.4%		187.5%		88.2%		90.9%

(1) The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations attributable to the controlling interests plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

(2) Debt service coverage ratio is computed by dividing Adjusted EBITDA (see page 9) by interest expense and principal amortization.

Same-Store Portfolio Net Operating Income (NOI) Growth & Rental Growth 2014 vs. 2013

	Three Months Ended June 30,
	2014	2013	% Change	Rental Rate Growth
Cash Basis:
Multifamily	$7,765	$7,755	0.1%	(0.3)%
Office	23,080	21,318	8.3%	1.0%
Retail	11,430	10,785	6.0%	0.1%
Overall Same-Store Portfolio (1)	$42,275	$39,858	6.1%	0.5%

GAAP Basis:
Multifamily	$7,774	$7,893	(1.5)%	(0.3)%
Office	23,212	21,496	8.0%	1.4%
Retail	11,517	10,668	8.0%	0.4%
Overall Same-Store Portfolio (1)	$42,503	$40,057	6.1%	0.8%

(1) Non same-store properties were:
Acquisitions:
Multifamily - The Paramount and Yale West
Office - The Army Navy Club Building and 1775 Eye Street
Redevelopment:
Office - 7900 Westpark Drive
Sold properties classified as continuing operations:
Retail - 5740 Columbia Road (parcel of land at Gateway Overlook)
Sold properties classified as discontinued operations:
Medical Office/Office - The Medical Office Portfolio (see Supplemental Definitions on page 31 for list of properties included in the Medical Office Portfolio)

Same-Store Portfolio Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended June 30, 2014
	Multifamily	Office	Retail	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$13,226	$36,374	$14,748	$—	$64,348
Non same-store - acquired and in development (1)	2,393	5,502	11	—	7,906
Total	15,619	41,876	14,759	—	72,254
Real estate expenses
Same-store portfolio	5,452	13,162	3,231	—	21,845
Non same-store - acquired and in development (1)	1,022	2,655	6	—	3,683
Total	6,474	15,817	3,237	—	25,528
Net Operating Income (NOI)
Same-store portfolio	7,774	23,212	11,517	—	42,503
Non same-store - acquired and in development (1)	1,371	2,847	5	—	4,223
Total	$9,145	$26,059	$11,522	$—	$46,726

Same-store portfolio NOI GAAP basis (from above)	$7,774	$23,212	$11,517	$—	$42,503
Straight-line revenue, net for same-store properties	—	(475)	(99)	—	(574)
FAS 141 Min Rent	(9)	101	(52)	—	40
Amortization of lease intangibles for same-store properties	—	242	64	—	306
Same-store portfolio NOI, cash basis	$7,765	$23,080	$11,430	$—	$42,275
Reconciliation of NOI to net income
Total NOI	$9,145	$26,059	$11,522	$—	$46,726
Depreciation and amortization	(5,123)	(15,938)	(3,124)	(216)	(24,401)
General and administrative	—	—	—	(4,828)	(4,828)
Interest expense	(2,297)	(3,005)	(252)	(9,431)	(14,985)
Other income	—	—	—	219	219
Acquisition costs	—	—	—	(1,933)	(1,933)
Gain on sale of real estate	—	—	—	570	570
Discontinued operations:
Loss on sale of real estate (1)	—	—	—	(288)	(288)
Net income (loss)	1,725	7,116	8,146	(15,907)	1,080
Net loss attributable to noncontrolling interests	—	—	—	7	7
Net income (loss) attributable to the controlling interests	$1,725	$7,116	$8,146	$(15,900)	$1,087
(1) For a list of non-same-store properties and held for sale and sold properties, see page 14 of this Supplemental.

Same-Store Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended June 30, 2013
	Multifamily	Office	Medical Office	Retail	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$13,399	$34,838	$—	$14,248	$—	$62,485
Non same-store - acquired and in development (1)	—	3,397	—	33	—	3,430
Total	13,399	38,235	—	14,281	—	65,915

Real estate expenses
Same-store portfolio	5,506	13,342	—	3,580	—	22,428
Non same-store - acquired and in development (1)	—	1,239	—	3	—	1,242
Total	5,506	14,581	—	3,583	—	23,670

Net Operating Income (NOI)
Same-store portfolio	7,893	21,496	—	10,668	—	40,057
Non same-store - acquired and in development (1)	—	2,158	—	30	—	2,188
Total	$7,893	$23,654	$—	$10,698	$—	$42,245

Same-store portfolio NOI GAAP basis (from above)	$7,893	$21,496	$—	$10,668	$—	$40,057
Straight-line revenue, net for same-store properties		(361)	—	139	—	(222)
FAS 141 Min Rent	(138)	54	—	(80)	—	(164)
Amortization of lease intangibles for same-store properties	—	129	—	58	—	187
Same-store portfolio NOI, cash basis	$7,755	$21,318	$—	$10,785	$—	$39,858

Reconciliation of NOI to net income
Total NOI	$7,893	$23,654	$—	$10,698	$—	$42,245
Depreciation and amortization	(2,967)	(14,377)	—	(3,407)	(286)	(21,037)
General and administrative	—	—	—	—	(4,005)	(4,005)
Interest expense	(1,687)	(2,569)	—	(270)	(11,298)	(15,824)
Other income	—	—	—	—	246	246
Acquisition costs	—	—	—	—	(87)	(87)
Discontinued operations:
Income from operations of properties sold or held for sale (1)	—	286	3,439	—	—	3,725
Net income (loss)	3,239	6,994	3,439	7,021	(15,430)	5,263
Net income attributable to noncontrolling interests	—	—	—	—	—	—
Net income (loss) attributable to the controlling interests	$3,239	$6,994	$3,439	$7,021	$(15,430)	$5,263
(1) For a list of non-same-store properties and held for sale and sold properties, see page 14 of this Supplemental.

Net Operating Income (NOI) by Region

Washington REIT Portfolio			Washington REIT Portfolio
Maryland/Virginia/DC			Inside & Outside the Beltway

	Percentage of GAAP NOI			Percentage of GAAP NOI
	Q2 2014	YTD 2014		Q2 2014	YTD 2014
DC			Inside the Beltway
Multifamily	5.4%	5.0%	Multifamily	18.7%	18.9%
Office	25.6%	24.1%	Office	36.5%	35.2%
Retail	0.8%	0.8%	Retail	7.7%	7.7%
	31.8%	29.9%		62.9%	61.8%
Maryland			Outside the Beltway
Multifamily	2.6%	2.7%	Multifamily	0.9%	1.0%
Office	10.5%	10.5%	Office	19.2%	20.3%
Retail	17.1%	17.0%	Retail	17.0%	16.9%
	30.2%	30.2%		37.1%	38.2%
Virginia
Multifamily	11.5%	12.1%	Total Portfolio	100.0%	100.0%
Office	19.8%	21.0%
Retail	6.7%	6.8%
	38.0%	39.9%

Total Portfolio	100.0%	100.0%

Same-Store and Overall Physical Occupancy Levels by Sector

	Physical Occupancy - Same-Store Properties (1)
Sector	6/30/2014	3/31/2014	12/31/2013	9/30/2013	6/30/2013
Multifamily	94.3%	92.7%	92.6%	94.1%	93.1%
Office	90.6%	86.9%	86.6%	86.6%	86.4%
Retail	94.2%	93.6%	91.3%	91.4%	93.2%

Overall Portfolio	92.6%	90.2%	89.4%	89.8%	90.0%

	Physical Occupancy - All Properties
Sector	6/30/2014	3/31/2014	12/31/2013	9/30/2013	6/30/2013
Multifamily	93.7%	92.2%	92.1%	94.1%	93.1%
Office	86.2%	83.7%	85.7%	86.1%	86.3%
Medical Office	—%	—%	89.0%	84.6%	84.8%
Retail	94.2%	93.6%	91.3%	91.4%	93.2%

Overall Portfolio	90.1%	88.4%	88.8%	88.7%	89.1%

(1) Non same-store properties were:
Acquisitions:
Multifamily - The Paramount and Yale West
Office - The Army Navy Club Building and 1775 Eye Street
Redevelopment:
Office - 7900 Westpark Drive
Sold properties classified as continuing operations:
Retail - 5740 Columbia Road (parcel of land at Gateway Overlook)
Sold properties classified as discontinued operations:
Medical Office/Office - The Medical Office Portfolio (see Supplemental Definitions on page 31 for list of properties included in the Medical Office Portfolio)

Same-Store Portfolio and Overall Economic Occupancy Levels by Sector

	Economic Occupancy - Same-Store Properties(1)
Sector	6/30/2014	3/31/2014	12/31/2013	9/30/2013	6/30/2013
Multifamily	93.4%	91.9%	92.4%	93.5%	92.7%
Office	90.4%	88.2%	87.3%	87.5%	86.7%
Retail	93.9%	92.9%	91.9%	91.5%	92.7%

Overall Portfolio	91.8%	90.0%	89.4%	89.6%	89.3%

	Economic Occupancy - All Properties
Sector	6/30/2014	3/31/2014	12/31/2013	9/30/2013	6/30/2013
Multifamily	92.6%	91.6%	92.2%	93.5%	92.7%
Office	86.0%	85.4%	86.0%	86.7%	86.5%
Medical Office	—%	87.4%	89.4%	87.1%	87.2%
Retail	93.9%	92.9%	92.0%	91.5%	92.8%

Overall Portfolio	88.9%	88.2%	88.6%	88.7%	88.7%

(1) Non same-store properties were:
Acquisitions:
Multifamily - The Paramount and Yale West
Office - The Army Navy Club Building and 1775 Eye Street
Redevelopment:
Office - 7900 Westpark Drive
Sold properties classified as continuing operations:
Retail - 5740 Columbia Road (parcel of land at Gateway Overlook)
Sold properties classified as discontinued operations:
Medical Office/Office - The Medical Office Portfolio (see Supplemental Definitions on page 31 for list of properties included in the Medical Office Portfolio)

Acquisition and Disposition Summary
June 30, 2014
($ in thousands)
0,

Acquisition Summary
		Acquisition Date	# of Units	Square Feet	6/30/2014 Leased Percentage	Investment	Mortgage Assumed
Yale West	Washington, DC	February 21, 2014	216		89%	$73,000	$48,221
The Army Navy Club Building	Washington, DC	March 26, 2014		108,000	100%	79,000	52,640
1775 Eye Street, NW	Washington, DC	May 1, 2014		185,000	62%	104,500	N/A
				293,000		$256,500	$100,861
2012

Disposition Summary
	Disposition Date	Property Type	Square Feet	Contract Sales Price	GAAP Gain
Medical Office Portfolio Transactions III & IV	January 21, 2014	Medical Office	427,011	$193,561	$105,985
5740 Columbia Road *	May 2, 2014	Retail	3,000	1,600	570
			430,011	$195,161	$106,555

* 5740 Columbia Road is a parcel of land with a 7-11 store that had been part of our Gateway Overlook retail property in Columbia, Maryland.

Development/Re-Development Summary
June 30, 2014
(in thousands)

Property and Location	Total Rentable Square Feet or # of Units	Anticipated Total Cost	Cost to Date	Draws on Construction Loan to Date	Anticipated Construction Completion Date	Leased %
Development Summary
The Maxwell Apartments, Arlington, VA (formerly 650 N. Glebe Road)	163 units & 2,200 square feet retail	$49,904	$33,235	$14,045	fourth quarter 2014	N/A

Re-Development Summary
7900 Westpark Drive, McLean, VA	529,000 square feet	$35,000	$9,333	N/A	first quarter 2015	57.8%

Commercial Leasing Summary - New Leases

	2nd Quarter 2014		1st Quarter 2014		4th Quarter 2013		3rd Quarter 2013		2nd Quarter 2013
Gross Leasing Square Footage
Office Buildings	69,367		43,243		144,675		147,194		94,191
Medical Office Buildings	—		—		3,826		5,804		3,082
Retail Centers	32,191		29,527		22,631		49,396		6,240
Total	101,558		72,770		171,132		202,394		103,513
Weighted Average Term (yrs)
Office Buildings	5.8		7.3		7.2		11.1		7.8
Medical Office Buildings	0.0		0.0		10.3		5.2		5.4
Retail Centers	10.2		9.6		7.8		9.8		7.1
Total	7.1		8.2		7.3		10.6		7.6

Rental Rate Increases:	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH
Rate on expiring leases
Office Buildings	$31.40	$32.00	$28.65	$30.53	$31.31	$32.29	$32.66	$33.28	$28.28	$29.07
Medical Office Buildings	—	—	—	—	29.56	31.13	39.59	41.07	31.53	34.17
Retail Centers	22.59	23.39	25.27	25.96	26.23	26.91	19.86	20.06	31.31	31.71
Total	$28.24	$29.08	$27.28	$28.68	$30.42	$31.35	$29.73	$30.28	$28.56	$29.38

Rate on new leases
Office Buildings	$35.71	$33.40	$32.53	$29.86	$33.78	$31.31	$33.06	$28.74	$30.34	$27.53
Medical Office Buildings	—	—	—	—	34.78	30.43	40.01	37.73	30.97	29.12
Retail Centers	22.07	21.36	30.77	27.66	27.74	26.04	23.45	22.02	33.54	31.98
Total	$30.79	$29.04	$31.81	$28.97	$32.78	$30.39	$30.91	$27.36	$30.55	$27.84

Percentage Increase
Office Buildings	14.7%	4.4%	13.6%	(2.2)%	7.9%	(3.0)%	1.2%	(13.7)%	7.3%	(5.3)%
Medical Office Buildings	—%	—%	—%	—%	17.7%	(2.3)%	1.1%	(8.1)%	(1.8)%	(14.8)%
Retail Centers	(2.3)%	(8.7)%	21.7%	6.5%	5.8%	(3.2)%	18.1%	9.8%	7.1%	0.8%
Total	9.0%	(0.1)%	16.6%	1.0%	7.8%	(3.1)%	4.0%	(9.7)%	7.0%	(5.3)%

	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft
Tenant Improvements
Office Buildings	$2,330,006	$33.59	$1,955,769	$45.23	$6,189,544	$42.78	$8,230,229	$55.91	$3,285,080	$34.88
Medical Office Buildings	—	—	—	—	63,587	16.62	101,630	17.51	67,248	21.82
Retail Centers	1,616,068	50.20	38,923	1.32	215,340	9.52	751,184	15.21	119,800	19.20
Subtotal	$3,946,074	$38.86	$1,994,692	$27.41	$6,468,471	$37.80	$9,083,043	$44.88	$3,472,128	$33.55
Leasing Commissions and Incentives
Office Buildings	$1,512,211	$21.80	$1,207,798	$27.93	$4,353,688	$30.09	$6,781,162	$46.07	$2,173,271	$23.08
Medical Office Buildings	—	—	—	—	91,665	23.96	99,930	17.22	42,827	13.90
Retail Centers	300,287	9.33	388,220	13.15	180,197	7.96	517,974	10.49	71,769	11.50
Subtotal	$1,812,498	$17.84	$1,596,018	$21.93	$4,625,550	$27.03	$7,399,066	$36.56	$2,287,867	$22.10
Tenant Improvements and Leasing Commissions and Incentives
Office Buildings	$3,842,217	$55.39	$3,163,567	$73.16	$10,543,232	$72.87	$15,011,391	$101.98	$5,458,351	$57.96
Medical Office Buildings	—	—	—	—	155,252	40.58	201,560	34.73	110,075	35.72
Retail Centers	1,916,355	59.53	427,143	14.47	395,537	17.48	1,269,158	25.70	191,569	30.70
Total	$5,758,572	$56.70	$3,590,710	$49.34	$11,094,021	$64.83	$16,482,109	$81.44	$5,759,995	$55.65

Commercial Leasing Summary - Renewal Leases

	2nd Quarter 2014		1st Quarter 2014		4th Quarter 2013		3rd Quarter 2013		2nd Quarter 2013
Gross Leasing Square Footage
Office Buildings	109,686		60,108		201,109		140,894		92,245
Medical Office Buildings	—		—		12,232		24,471		49,383
Retail Centers	10,645		27,100		38,995		112,736		172,474
Total	120,331		87,208		252,336		278,101		314,102
Weighted Average Term (yrs)
Office Buildings	4.8		7.0		5.8		6.6		3.5
Medical Office Buildings	0.0		0.0		7.8		3.0		10.4
Retail Centers	4.3		3.3		4.0		7.3		5.3
Total	4.8		5.8		5.7		6.5		5.6

Rental Rate Increases:	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH
Rate on expiring leases
Office Buildings	$33.89	$35.42	$32.71	$35.31	$30.12	$33.00	$38.86	$40.53	$30.72	$32.10
Medical Office Buildings	—	—	—	—	32.36	34.47	27.49	29.14	31.60	34.20
Retail Centers	45.12	47.17	27.54	30.66	17.51	18.22	20.07	20.74	7.78	7.89
Total	$34.89	$36.46	$31.26	$34.05	$28.28	$30.79	$30.25	$31.50	$18.27	$19.14

Rate on new leases
Office Buildings	$36.12	$34.39	$37.02	$34.06	$35.30	$32.88	$42.04	$39.42	$32.51	$31.62
Medical Office Buildings	—	—	—	—	36.28	33.16	29.48	28.82	35.23	32.72
Retail Centers	50.91	48.51	30.92	30.08	17.91	17.62	24.43	22.89	8.74	8.53
Total	$37.42	$35.64	$35.36	$33.03	$32.66	$30.53	$33.80	$31.79	$19.88	$19.11

Percentage Increase
Office Buildings	6.6%	(2.9)%	13.2%	(3.6)%	17.2%	(0.4)%	8.2%	(2.7)%	5.8%	(1.5)%
Medical Office Buildings	—%	—%	—%	—%	12.1%	(3.8)%	7.2%	(1.1)%	11.5%	(4.3)%
Retail Centers	12.8%	2.8%	12.3%	(1.9)%	2.3%	(3.3)%	21.7%	10.4%	12.3%	8.1%
Total	7.3%	(2.3)%	13.1%	(3.0)%	15.5%	(0.8)%	11.7%	0.9%	8.9%	(0.1)%

	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft
Tenant Improvements
Office Buildings	$1,897,016	$17.29	$896,712	$14.92	$7,573,493	$37.66	$2,788,460	$19.79	$565,393	$6.12
Medical Office Buildings	—	—	—	—	183,219	14.98	114,252	4.67	639,396	12.94
Retail Centers	—	—	—	—	—	—	28,600	0.25	65,261	0.38
Subtotal	$1,897,016	$15.76	$896,712	$10.28	$7,756,712	$30.74	$2,931,312	$10.54	$1,270,050	$4.04
Leasing Commissions and Incentives
Office Buildings	$1,517,271	$13.83	$1,318,800	$21.94	$4,065,164	$20.21	$2,747,403	$19.50	$220,889	$2.40
Medical Office Buildings	—	—	—	—	143,190	11.71	68,973	2.82	125,662	2.55
Retail Centers	27,278	2.56	32,300	1.19	32,725	0.84	176,809	1.57	82,993	0.48
Subtotal	$1,544,549	$12.84	$1,351,100	$15.49	$4,241,079	$16.80	$2,993,185	$10.77	$429,544	$1.37
Tenant Improvements and Leasing Commissions and Incentives
Office Buildings	$3,414,287	$31.12	$2,215,512	$36.86	$11,638,657	$57.87	$5,535,863	$39.29	$786,282	$8.52
Medical Office Buildings	—	—	—	—	326,409	26.69	183,225	7.49	765,058	15.49
Retail Centers	27,278	2.56	32,300	1.19	32,725	0.84	205,409	1.82	148,254	0.86
Total	$3,441,565	$28.60	$2,247,812	$25.77	$11,997,791	$47.54	$5,924,497	$21.31	$1,699,594	$5.41

10 Largest Tenants - Based on Annualized Rent
June 30, 2014

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	Percentage of Aggregate Portfolio Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet
World Bank	1	30	5.91%	210,354	3.36%
Advisory Board Company	1	59	3.41%	181,101	2.89%
Booz Allen Hamilton, Inc.	1	19	2.77%	222,989	3.56%
Engility Corporation	1	39	2.53%	134,126	2.14%
Squire Patton Boggs (USA) LLP	1	34	2.47%	110,566	1.77%
Epstein, Becker & Green, P.C.	1	30	1.34%	53,427	0.85%
General Services Administration	3	53	1.30%	52,282	0.84%
ManTech International Corporation	2	7	1.30%	68,846	1.10%
George Washington University	2	26	1.28%	69,775	1.11%
Alexandria City School Board	1	179	1.20%	87,883	1.40%
Total/Weighted Average		44	23.51%	1,191,349	19.02%

Industry Diversification
June 30, 2014

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet
Professional, Scientific, and Technical Services	$72,044,888	37.96%	2,133,274	34.04%
Credit Intermediation and Related Activities	17,859,457	9.41%	334,745	5.34%
Religious, Grantmaking, Civic, Professional, and Similar Organizations	11,520,724	6.07%	317,232	5.06%
Food Services and Drinking Places	8,712,267	4.59%	283,064	4.52%
Educational Services	8,216,808	4.33%	274,371	4.38%
Food and Beverage Stores	6,665,284	3.51%	339,197	5.41%
Executive, Legislative, and Other General Government Support	5,120,019	2.70%	140,038	2.23%
Ambulatory Health Care Services	4,636,120	2.44%	149,094	2.38%
Health and Personal Care Stores	3,812,176	2.01%	106,232	1.70%
Personal and Laundry Services	3,651,093	1.92%	115,707	1.85%
Broadcasting (except Internet)	3,512,874	1.85%	90,810	1.45%
Sporting Goods, Hobby, Book, and Music Stores	3,306,339	1.74%	201,827	3.22%
Furniture and Home Furnishings Stores	3,150,172	1.66%	160,120	2.56%
Securities, Commodity Contracts, and Other Financial Investments and Related Activities	3,088,353	1.63%	87,959	1.40%
Electronics and Appliance Stores	3,064,042	1.61%	169,094	2.70%
Miscellaneous Store Retailers	3,051,316	1.61%	166,012	2.65%
Clothing and Clothing Accessories Stores	2,803,378	1.48%	139,623	2.23%
Administrative and Support Services	2,747,486	1.45%	73,725	1.18%
Publishing Industries (except Internet)	2,730,449	1.44%	79,659	1.27%
Amusement, Gambling, and Recreation Industries	2,315,096	1.22%	123,160	1.97%
General Merchandise Stores	1,875,727	0.99%	221,502	3.53%
Nursing and Residential Care Facilities	1,855,198	0.98%	68,245	1.09%
Telecommunications	1,571,231	0.83%	41,334	0.66%
Real Estate	1,534,654	0.81%	47,869	0.76%
Merchant Wholesalers, Durable Goods	1,096,439	0.58%	35,100	0.56%
Social Assistance	1,000,105	0.53%	44,086	0.70%

Industry Diversification (continued)
June 30, 2014

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet
Chemical Manufacturing	918,560	0.48%	20,036	0.32%
Building Material and Garden Equipment and Supplies Dealers	906,624	0.48%	29,470	0.47%
Construction of Buildings	634,840	0.33%	21,127	0.34%
Motor Vehicle and Parts Dealers	601,815	0.32%	36,832	0.59%
Insurance Carriers and Related Activities	587,215	0.31%	20,263	0.32%
Transportation Equipment Manufacturing	542,685	0.29%	19,864	0.32%
Repair and Maintenance	509,438	0.27%	22,449	0.36%
Other	4,146,071	2.17%	153,037	2.44%
Total	$189,788,943	100.00%	$6,266,157	100.00%

Lease Expirations
June 30, 2014

Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent *	Average Rental Rate	Percent of Annualized Rent *
Office:
2014	40	213,428	5.08%	$7,733,610	$36.24	4.67%
2015	98	600,962	14.30%	24,100,459	40.10	14.55%
2016	103	639,105	15.21%	21,558,160	33.73	13.01%
2017	78	510,797	12.15%	20,125,789	39.40	12.15%
2018	73	360,343	8.58%	13,912,017	38.61	8.40%
2019 and thereafter	230	1,877,743	44.68%	78,211,192	41.65	47.22%
	622	4,202,378	100.00%	$165,641,227	39.42	100.00%
Retail:
2014	30	75,606	3.44%	$1,669,496	22.08	3.34%
2015	50	357,170	16.27%	7,151,159	20.02	14.31%
2016	29	203,332	9.26%	4,312,390	21.21	8.63%
2017	46	255,697	11.65%	6,807,624	26.62	13.63%
2018	40	363,373	16.55%	5,379,128	14.80	10.77%
2019 and thereafter	115	940,230	42.83%	24,643,839	26.21	49.32%
	310	2,195,408	100.00%	$49,963,636	22.76	100.00%
Total:
2014	70	289,034	4.52%	9,403,106	32.53	4.36%
2015	148	958,132	14.98%	31,251,618	32.62	14.49%
2016	132	842,437	13.17%	25,870,550	30.71	12.00%
2017	124	766,494	11.98%	26,933,413	35.14	12.49%
2018	113	723,716	11.31%	19,291,145	26.66	8.95%
2019 and thereafter	345	2,817,973	44.04%	102,855,031	36.50	47.71%
	932	6,397,786	100.00%	$215,604,863	33.70	100.00%

* Annualized Rent is equal to the rental rate effective at lease expiration (cash basis) multiplied by 12.

Schedule of Properties
June 30, 2014

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET
Office Buildings
1901 Pennsylvania Avenue	Washington, DC	1977	1960	101,000
51 Monroe Street	Rockville, MD	1979	1975	221,000
515 King Street	Alexandria, VA	1992	1966	75,000
6110 Executive Boulevard	Rockville, MD	1995	1971	201,000
1220 19th Street	Washington, DC	1995	1976	103,000
1600 Wilson Boulevard	Arlington, VA	1997	1973	166,000
7900 Westpark Drive	McLean, VA	1997	1972/1986/1999	529,000
600 Jefferson Plaza	Rockville, MD	1999	1985	113,000
Wayne Plaza	Silver Spring, MD	2000	1970	97,000
Courthouse Square	Alexandria, VA	2000	1979	115,000
One Central Plaza	Rockville, MD	2001	1974	267,000
1776 G Street	Washington, DC	2003	1979	263,000
West Gude Drive	Rockville, MD	2006	1984/1986/1988	276,000
Monument II	Herndon, VA	2007	2000	208,000
2000 M Street	Washington, DC	2007	1971	230,000
2445 M Street	Washington, DC	2008	1986	290,000
925 Corporate Drive	Stafford, VA	2010	2007	133,000
1000 Corporate Drive	Stafford, VA	2010	2009	136,000
1140 Connecticut Avenue	Washington, DC	2011	1966	183,000
1227 25th Street	Washington, DC	2011	1988	135,000
Braddock Metro Center	Alexandria, VA	2011	1985	347,000
John Marshall II	Tysons Corner, VA	2011	1996/2010	223,000
Fairgate at Ballston	Arlington, VA	2012	1988	142,000
The Army Navy Club Building	Washington, DC	2014	1912/1987	108,000
1775 Eye Street, NW	Washington, DC	2014	1964	185,000
Subtotal				4,847,000

Schedule of Properties (continued)
March 31, 2014

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET
Retail Centers
Takoma Park	Takoma Park, MD	1963	1962	51,000
Westminster	Westminster, MD	1972	1969	150,000
Concord Centre	Springfield, VA	1973	1960	76,000
Wheaton Park	Wheaton, MD	1977	1967	74,000
Bradlee Shopping Center	Alexandria, VA	1984	1955	171,000
Chevy Chase Metro Plaza	Washington, DC	1985	1975	49,000
Montgomery Village Center	Gaithersburg, MD	1992	1969	197,000
Shoppes of Foxchase	Alexandria, VA	1994	1960/2006	134,000
Frederick County Square	Frederick, MD	1995	1973	227,000
800 S. Washington Street	Alexandria, VA	1998/2003	1955/1959	47,000
Centre at Hagerstown	Hagerstown, MD	2002	2000	332,000
Frederick Crossing	Frederick, MD	2005	1999/2003	295,000
Randolph Shopping Center	Rockville, MD	2006	1972	82,000
Montrose Shopping Center	Rockville, MD	2006	1970	145,000
Gateway Overlook	Columbia, MD	2010	2007	220,000
Olney Village Center	Olney, MD	2011	1979/2003	199,000
Subtotal				2,449,000

Schedule of Properties (continued)
June 30, 2014

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET (1)
Multifamily Buildings / # units
3801 Connecticut Avenue / 307	Washington, DC	1963	1951	179,000
Roosevelt Towers / 191	Falls Church, VA	1965	1964	170,000
Country Club Towers / 227	Arlington, VA	1969	1965	159,000
Park Adams / 200	Arlington, VA	1969	1959	173,000
Munson Hill Towers / 279	Falls Church, VA	1970	1963	258,000
The Ashby at McLean / 256	McLean, VA	1996	1982	274,000
Walker House Apartments / 212	Gaithersburg, MD	1996	1971/2003	157,000
Bethesda Hill Apartments / 195	Bethesda, MD	1997	1986	225,000
Bennett Park / 224	Arlington, VA	2007	2007	214,000
Clayborne / 74	Alexandria, VA	2008	2008	60,000
Kenmore Apartments / 374	Washington, DC	2008	1948	268,000
The Paramount / 135	Arlington, VA	2013	1984	141,000
Yale West / 216	Washington, DC	2014	2011	173,000
Subtotal (2,890 units)				2,451,000
TOTAL				9,747,000
(1) Multifamily buildings are presented in gross square feet.

Supplemental Definitions
June 30, 2014

Adjusted EBITDA (a non-GAAP measure) is earnings attributable to the controlling interest before interest expense, taxes, depreciation, amortization, real estate impairment, gain on sale of real estate, gain/loss on extinguishment of debt and gain/loss from non-disposal activities.

Annualized base rent ("ABR") is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.
Debt service coverage ratio is computed by dividing earnings attributable to the controlling interest before interest expense, taxes, depreciation, amortization, real estate impairment, gain on sale of real estate, gain/loss on extinguishment of debt and gain/loss from non-disposal activities by interest expense (including interest expense from discontinued operations) and principal amortization.

Debt to total market capitalization is total debt divided by the sum of total debt plus the market value of shares outstanding at the end of the period.
Earnings to fixed charges ratio is computed by dividing earnings attributable to the controlling interest by fixed charges. For this purpose, earnings consist of income from continuing operations (or net income if there are no discontinued operations) plus fixed charges, less capitalized interest. Fixed charges consist of interest expense (excluding interest expense from discontinued operations), including amortized costs of debt issuance, plus interest costs capitalized.

Economic occupancy is calculated as actual real estate rental revenue recognized for the period indicated as a percentage of gross potential real estate rental revenue for that period. We determine gross potential real estate rental revenue by valuing occupied units or square footage at contract rates and vacant units or square footage at market rates for comparable properties. We do not consider percentage rents and expense reimbursements in computing economic occupancy percentages.

Funds from operations ("FFO") is defined by The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) in an April, 2002 White Paper as net income (computed in accordance with generally accepted accounting principles (“GAAP”)) excluding gains (or losses) associated with sales of property and impairment of depreciable real estate, plus real estate depreciation and amortization. We consider FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminishes predictably over time. Since real estate values have instead historically risen or fallen with market conditions, we believe that FFO more accurately provides investors an indication of our ability to incur and service debt, make capital expenditures and fund other needs. FFO is a non-GAAP measure.

Core Funds From Operations ("Core FFO") is calculated by adjusting FFO for the following items (which we believe are not indicative of the performance of Washington REIT’s operating portfolio and affect the comparative measurement of Washington REIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) costs related to the acquisition of properties, (3) severance expense related to corporate reorganization and related to the CEO's retirement and (4) property impairments not already excluded from FFO, as appropriate. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FFO serves as a useful, supplementary measure of Washington REIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FFO is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Funds Available for Distribution ("FAD") is calculated by subtracting from FFO (1) recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and (2) straight line rents, then adding (3) non-real estate depreciation and amortization, (4) non-cash fair value interest expense and (5) amortization of restricted share compensation, then adding or subtracting the (6) amortization of lease intangibles , (7) real estate impairment and (8) non-cash gain/loss on extinguishment of debt, as appropriate. FAD is included herein, because we consider it to be a measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders. FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Core Funds Available for Distribution ("Core FAD") is calculated by adjusting FAD for the following items (which we believe are not indicative of the performance of Washington REIT’s operating portfolio and affect the comparative measurement of Washington REIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) costs related to the acquisition of properties, (3) non-share-based severance expense related to corporate reorganization and related to the CEO's retirement and (4) property impairments not already excluded from FAD, as appropriate. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FAD serves as a useful, supplementary measure of Washington REIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

The Medical Office Portfolio consists of every medical property, as well as undeveloped land, 4661 Kenmore Ave, and two office properties, Woodholme Center and 6565 Arlington Boulevard. We entered into four separate purchase and sale agreements. Transaction I of the Medical Office Portfolio sale and purchase agreement consists of medical office properties (2440 M Street, 15001 Shady Grove Road, 15505 Shady Grove Road, 19500 at Riverside Park formerly Lansdowne Medical Office Building, 9707 Medical Center Drive, CentreMed I and II, 8301 Arlington Boulevard, Sterling Medical Office Building, Shady Grove Medical Village II, Alexandria Professional Center, Ashburn Farm Office Park I, Ashburn Farm Office Park II, Ashburn Farm Office Park III and Woodholme Medical Office Building) and two office properties (6565 Arlington Boulevard and Woodholme Center). Transaction II of the Medical Office Portfolio purchase and sale agreement consist of undeveloped land (4661 Kenmore Ave). Transaction III of the Medical Office Portfolio purchase and sale agreement consists of medical office properties (Woodburn Medical Park I and Woodburn Medical Park II). Transaction IV of the Medical Office Portfolio purchase and sale agreement consists of a medical office properties (Prosperity Medical Center I and II, and Prosperity Medical Center III).

Physical occupancy is calculated as occupied square footage as a percentage of total square footage as of the last day of that period.

Recurring capital expenditures represent non-accretive building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to "operating standard."

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant's term.

Same-store portfolio properties include all stabilized properties that were owned for the entirety of the current and prior reporting periods, and exclude properties under redevelopment or development and properties purchased or sold at any time during the periods being compared. We define redevelopment properties as those for which we expect to spend significant development and construction costs on existing or acquired buildings pursuant to a formal plan which has a current impact on operating results, occupancy and the ability to lease space with the intended result of a higher economic return on the property. Redevelopment and development properties are included in the same-store pool upon completion of the redevelopment or development, and the earlier of achieving 90% occupancy or two years after completion.

Same-store portfolio net operating income (NOI) growth is the change in the NOI of the same-store portfolio properties from the prior reporting period to the current reporting period.